UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

February 16, 2024

Date of Report (Date of earliest event reported)

Iron Horse Acquisitions Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-275076	85-1783294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 2506 Toluca Lake, CA	91610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 290-5383

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	IROH	The Nasdaq Stock Market LLC
Rights	IROHR	The Nasdaq Stock Market LLC
Units	IROHU	The Nasdaq Stock Market LLC
Warrants	IROHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 16, 2024, the shares of common stock, $0.0001 par value per share, warrants and rights comprising the units of Iron Horse Acquisitions Corp. (the “Company”), each as described in the Company’s final prospectus as filed with the U.S. Securities and Exchange Commission (the “Commission”), on December 29, 2023 (the “Prospectus”)) became eligible to begin separate trading.

Each unit consists of one share of common stock, one full warrant, and one right to receive one-fifth (1/5) of one share of common stock upon the consummation of an initial business combination (as described in the Company’s organizational documents and in the Prospectus). The unit were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000, in the Company’s initial public offering (the “Offering”), which was consummated on December 29, 2023, as previously announced. The Company previously filed, on January 5, 2024, a Current Report on Form 8-K with the Commission containing an audited balance sheet reflecting its receipt of the gross proceeds at the closing of the Offering, and published, on December 29, 2023, a press release announcing the closing of the Offering.

All of the Company’s units, which currently trade on the Nasdaq Global Market under the symbol “IROHU,” are expected to be separated, and following any such separation, the resulting shares of common stock, warrants, and rights will trade on the Nasdaq Global Market under the symbols “IROH,” “IROHW” and “IROHR,” respectively. No fractional shares of common stock, warrants or rights will be issued upon separation of the units and only whole shares of common stock, warrants and rights will trade. Unitholders will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), in order to separate the holders’ units into shares of common stock, warrants and rights. Accordingly, the separation will not occur simultaneously for all units but rather over a period of time, depending on whether and when unitholders’ brokers ultimately contact the Transfer Agent and how quickly the Transfer Agent is able to give effect to any such separation requests.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2024

IRON HORSE ACQUISITIONS CORP.

By:	/s/ Jose A. Bengochea
Name:	Jose A. Bengochea
Title:	Chief Executive Officer

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